                                                                   EXHIBIT 10.36
                          CORSAIR COMMUNICATIONS, INC.

                  AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
               INVESTORS' RIGHTS AGREEMENT DATED OCTOBER 30, 1996



     This Amendment No. 1 ("Amendment") to the Amended and Restated Investors' Rights Agreement dated October 30, 1996 (the "Agreement") is made as of this 7th day of March, 1997 by and among Corsair Communications, Inc., a Delaware corporation (the "Company"), each of the individuals and entities listed as Existing Investors on the signature page to the Agreement, (the "Existing Investors") and each of the individuals and entities listed as New Investors on the signature page to this Amendment (the "New Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

     The Company desires to sell and issue to the New Investors and the New Investors desire to purchase from the Company, shares of the Company's Series D Preferred Stock pursuant to that certain Series D Preferred Stock Purchase Agreement of even date herewith (the "Series D Agreement").

     The Existing Investors desire for the New Investors to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors and the Company are willing to enter into this Amendment to permit the New Investors to become a party to the Agreement.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   ADDITIONAL PARTIES TO THE AGREEMENT.
          -----------------------------------

     The New Investors hereby enter into and become parties to the Agreement. The signature page to the Agreement is amended to include the New Investors.

     2.   AMENDMENTS TO AGREEMENT.
          -----------------------

          2.1 The New Investors and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement.

          2.2 Section 1.1(c) of the Agreement is amended in its entirety to read as follows:

          "(c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock (or the Common Stock issued upon conversion thereof), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

          2.3 Section 2.4 of the Agreement is amended in its entirety to read as follows:

          "2.4 Right of First Offer. Subject to the terms and conditions
               --------------------
     specified in this Section 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean (a) any Investor who holds at least (i) 10% of the original investment such Investor made in the Company pursuant to that certain Series A Preferred Stock Purchase Agreement dated December 10, 1994 (the "Series A Agreement"), (ii) 10% of the original investment such Investor made in the Company pursuant to that certain Series B Preferred Stock Purchase Agreement dated October 31, 1995 (the "Series B Agreement"), (iii) 10% of the original investment such Investor made in the Company pursuant to that certain Series C Preferred Stock Purchase Agreement dated October 30, 1996 or (iv) 10% of the original investment such Investor makes in the Company pursuant to the Series D Agreement and (b) any person who acquired or will acquire at least (i) 10% of the Series A Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series A Agreement, (ii) 10% of the Series B Preferred Stock (or Common Stock issued upon conversion thereof) issued pursuant to the Series B Agreement, (iii) 10% of the Series C Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series C Agreement or (iv) 10% of the Series D Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series D Agreement. For purposes of this Section 2.4, an Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock

     ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 20 calendar days after receipt of the Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock then held, by such Major Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock then held by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

               (c) If all Shares that Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

               (d) The right of first offer in this paragraph 2.4 shall not be applicable: (i) to the issuance or sale of common stock (or options therefor) to employees, consultants and directors, directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the Board of Directors of this Company, provided each employee executes an agreement containing the provisions set forth in Section 2.5(b) hereof, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $10.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $15,000,000 in the aggregate, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) to the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, provided such issuances are for other than primarily equity financing purposes.

     3.   WAIVER AND CONSENT.
          ------------------

          Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by, Section 2.4 of the Agreement relating to any rights to purchase or rights of first offer with respect to the sale of the shares of Series D Preferred Stock, (b) consents to adding the New Investors as parties to the Agreement, and (c) consents to the registration rights hereby provided the New Investors, which consent is given pursuant to Section 1.14 of the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     6.   SEVERABILITY.
          ------------

          If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

          This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.
          -------------

          This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      This Amendment is hereby executed as of the date first above written.

                              CORSAIR COMMUNICATIONS, INC., a Delaware corporation


                              By: /s/ Mary Ann Byrnes
                                  ----------------------------------------------
                                 Mary Ann Byrnes, President

                              Address:   3408 Hillview Avenue
                                         Palo Alto, California 94304

                              EXISTING INVESTORS:

                              KLEINER PERKINS CAUFIELD & BYERS VII, L.P.


                              By: /s/ Kevin Compton
                                  ----------------------------------------------
                              Title: General Partner
                                     -------------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              SEVIN ROSEN FUND IV L.P.

                              By:   SRB Associates IV L.P.
                              Its:  General Partner


                                    By: /s/ John Jaggers
                                        ----------------------------------------
                                         General Partner

                    Address:  Two Galleria Tower
                              13455 Noel Road, Suite 1670
                              Dallas, TX  75240



          [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                  RESTATED INVESTORS' RIGHTS AGREEMENT]

                              SEVIN ROSEN BAYLESS MANAGEMENT COMPANY


                              By: /s/ John Jaggers
                                  ----------------------------------------------
                              Title: Vice President
                                     -------------------------------------------

                    Address:  Two Galleria Tower
                              13455 Noel Road, Suite 1670
                              Dallas, TX  75240


                              NORWEST EQUITY PARTNERS IV, a
                              Minnesota Limited Partnership

                              By:   Itasca Partners
                              Its:  General Partner


                                    By: /s/ Promod Haque
                                        ----------------------------------------
                                    Title:   Partner

                    Address:  245 Lytton Avenue, Suite 250
                              Palo Alto, CA  94301


                              NORWEST EQUITY PARTNERS, V, a Minnesota Limited Liability Partnership

                              By:   Itasca Partners V, L.L.P.
                              Its:  General Partner


                                    By: /s/ Promod Haque
                                        ----------------------------------------
                                    Title:   Partner

                    Address:  245 Lytton Avenue, Suite 250
                              Palo Alto, CA  94301



          [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                  RESTATED INVESTORS' RIGHTS AGREEMENT]

                              NEEDHAM CAPITAL SBIC, L.P.

                              By:   Needham Capital Management Partners, L.P.
                              Its:  _________________________________________


                                    By:______________________________________
                                    Title:___________________________________

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                              NEEDHAM CAPITAL PARTNERS, L.P.


                              By:___________________________________________
                              Title:________________________________________

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                              NEEDHAM EMERGING GROWTH PARTNERS


                              By:___________________________________________
                              Title:________________________________________

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022



          [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                  RESTATED INVESTORS' RIGHTS AGREEMENT]

                              ACCEL IV L.P.

                              By:   Accel IV Associates L.P.
                              Its:  General Partner


                                    By: /s/ G. Carter Sednaoui
                                        ----------------------------------------
                                         General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              ACCEL INVESTORS '95 L.P.


                              By: /s/ G. Carter Sednaoui
                                  ----------------------------------------------
                                    General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              ACCEL KEIRETSU L.P.

                              By:   Accel Partners & Co. Inc.
                              Its:  General Partner


                                    By: /s/ G. Carter Sednaoui
                                        ----------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui



          [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                  RESTATED INVESTORS' RIGHTS AGREEMENT]

                              ELLMORE C. PATTERSON PARTNERS


                              By: /s/ illegible
                                  --------------------------------------------
                                    General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              TECHNOLOGY CROSSOVER VENTURES, L.P.


                              By: /s/ Robert C. Bensky
                                  --------------------------------------------
                              Title: Chief Financial Officer
                                     -----------------------------------------

                    Address:  575 High Street, Suite 400
                              Palo Alto, CA  94301
                              Attn:  Richard Kimball

                              101 Eisenhower Parkway
                              Roseland, NJ  07068
                              Attn:  Robert Bensky


                              TECHNOLOGY CROSSOVER VENTURES, C.V.


                              By: /s/ Robert C. Bensky
                                  --------------------------------------------
                              Title: Chief Financial Officer
                                     -----------------------------------------

                    Address:  575 High Street, Suite 400
                              Palo Alto, CA  94301



          [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                  RESTATED INVESTORS' RIGHTS AGREEMENT]

                              INTEGRAL CAPITAL PARTNERS II, L.P.

                              By:   Integral Capital Management II, L.P.
                              Its:  General Partner

                                    By: /s/ Pamela K. Hogenah
                                        --------------------------------------
                                         General Partner

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              INTEGRAL CAPITAL PARTNERS INTERNATIONAL II, C.V.

                              By:   Integral Capital Management II, L.P.
                              Its:  Investment General Partner

                                    By: /s/ Pamela K. Hogenah
                                        --------------------------------------
                                         General Partner

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II, L.P.

                              By: /s/ Kevin Compton
                                  --------------------------------------------
                              Title: General Partner
                                     -----------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025

                              DAVID H. RING CHARITABLE REMAINDER UNITRUST UTA Dated 5/20/96

                              By:_____________________________________________
                                   David H. Ring, Trustee

                    Address:  4140 23rd Street
                              San Francisco, CA  94114

          [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                  RESTATED INVESTORS' RIGHTS AGREEMENT]

                              UST PRIVATE EQUITY INVESTORS FUND, INC.


                              By: /s/ illegible
                                  ------------------------------------------
                              Title: Pres & CEO
                                     ---------------------------------------

                    Address:  114 West 47th Street
                              New York, NY  10036-1532


                              ORCHID AND CO., Nominee for
                              T. Rowe Price Threshold Fund III, L.P.

                              By:   T. ROWE PRICE THRESHOLD FUND ASSOCIATES,
                                    INC.,
                                    General Partner

                                    By: /s/ illegible
                                        -------------------------------------
                                    Title: President
                                           ----------------------------------

                    Address:  100 East Pratt Street
                              Baltimore, MD  21202


                              COLUMBIA CAPITAL INVESTMENTS, LLC

                              By: /s/ illegible
                                  -------------------------------------------
                              Title: Vice President
                                     ----------------------------------------

                    Address:  201 N. Union Street, Suite 300
                              Alexandria, VA  22314


                              SPINNAKER FUND


                              By:____________________________________________
                              Title:_________________________________________

                    Address:  22 Gatehouse Road
                              P. O. Box 110236
                              Stamford, CT  06911-0236

             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              ANDBACH VENTURES VI, L.P.

                              By:____________________________________________
                              Title:_________________________________________

                    Address:  803 N. Church Street
                              Rockford, IL  61103


                              TRAILHEAD VENTURES, L.P.


                              By: /s/ illegible
                                  -------------------------------------------
                              Title: General Partner
                                     ----------------------------------------

                    Address:  5949 Sherry Lane, Suite 1450
                              Dallas, TX  75225


                              SOUNDVIEW PARTNERS


                              By:____________________________________________
                              Title:_________________________________________

                    Address:  Two Embarcadero Center
                              Suite 1655
                              San Francisco, CA  94111


                              HAMBRECHT & QUIST CALIFORNIA, a California corporation


                              By:____________________________________________
                              Title:_________________________________________

                    Address:  One Bush Street
                              San Francisco, CA  94144


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              ______________________________________
                              EUGENE EIDENBERG

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144

                              ______________________________________
                              CHRISTOPHER SHEELINE

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


                              ______________________________________
                              RAKESH SOOD

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


                              ______________________________________
                              JAMES ZANZE

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              COMDISCO, INC.


                              By:_______________________________________________
                              Title:____________________________________________

                    Address:  6111 North River Road
                              Rosemont, IL  60018


                              UMB BANK, N.A., as Trustee for Brobeck, Phleger & Harrison Retirement Savings Trust F/B/O John A. Denniston


                              By: /s/ illegible
                                  ----------------------------------------------
                              Title: Assistant Trust Officer
                                     -------------------------------------------

                    Address:  UMB Bank, N.A.
                              P. O. Box 419692
                              Kansas City, MO  64141-6692


                              __________________________________________________
                              MICHAEL S. KAGNOFF

                    Address:  8121 Camino Del Sol
                              La Jolla, CA  92307


                              __________________________________________________
                              KEVIN J. McQUILLAN

                    Address:  345 Cervantes Road
                              Portola Valley, CA  94028


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              /s/ Jennifer Gill Roberts
                              ----------------------------------------------
                              JENNIFER GILL ROBERTS

                    Address:  550 Lytton Avenue, Suite 200
                              Palo Alto, CA  94301


                              ______________________________________________
                              STEVEN P. BIRD

                    Address:  c/o Comdisco, Inc.
                              3000 Sand Hill Road
                              Bldg. 1, Suite 290
                              Menlo Park, CA  94025



             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              KPCB VII FOUNDERS FUND


                              By: /s/ Kevin R Compton
                                  ----------------------------------------
                              Title: General Partner
                                     -------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              TRW, INC.


                              By: /s/ illegible
                                  -----------------------------------------
                              Title: Vice President
                                     --------------------------------------

                    Address:  1 Federal System Park Dr., FP2-3287
                              Fairfax, VA  22033-4411
                              Attn:  Roland Robertson


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              _____________________________________________
                              DAVID H. RING

                    Address:  4140 23rd Street
                              San Francisco, CA 94114


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                              NEW INVESTORS:


                              SUMITOMO CORPORATION


                              By: /s/ Toshiaki Matsuo
                                  --------------------------------------
                              Title: Attorney-in-Fact
                                     -----------------------------------

                    Address:


                              SUMITOMO CORPORATION OF
                              AMERICA


                              By: /s/ Toshiaki Matsuo
                                  --------------------------------------
                              Title: Senior Vice President
                                     -----------------------------------

                    Address:  345 Park Avenue
                              New York, NY  10154


             [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]